                                                                   EXHIBIT 10.38

                               ESCROW AGREEMENT


          This Escrow Agreement (this "Agreement") is entered into as of October 17, 1996, among Phillips Colleges, Inc., a Mississippi corporation ("Phillips"), for itself and/or as agent for certain subsidiaries of Phillips as identified on Exhibit A or any other parties as designated by Phillips (in such capacities the
---------
"Phillips Payee"), Corinthian Colleges, Inc., a Delaware corporation ("Buyer"), and Wells Fargo Bank, N.A., as escrow agent ("Escrow Agent").

                                R E C I T A L S

          WHEREAS, pursuant to the Master Asset Purchase Agreement, dated as of October 15, 1996 (the "Acquisition Agreement"), by and among Buyer, Phillips and certain of Phillip's wholly-owned subsidiaries (together with Phillips, the "Selling Parties"), Buyer has agreed to purchase from the Selling Parties, and the Selling Parties have agreed to sell, convey, assign, transfer and deliver to Buyer, certain assets of the Selling Parties on the terms described in the Acquisition Agreement; and

          WHEREAS, Phillips has made or given certain agreements, covenants, representations and warranties and indemnities in the Acquisition Agreement and has agreed that a portion of the purchase price shall be placed and maintained in an escrow account to be administered pursuant to this Agreement and the Acquisition Agreement; and

          WHEREAS, the parties desire to arrange for such escrow and appoint Escrow Agent as escrow agent in accordance with the terms hereof.

                               A G R E E M E N T

          In consideration of the mutual promises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

          1.   INTERPRETATION AND DEFINITIONS.  This Agreement is being executed
               ------------------------------
and delivered pursuant to Section 3.3 of the Acquisition Agreement and is the Tier I Escrow Agreement referred to therein. The terms and conditions of the Acquisition Agreement are hereby incorporated by reference into this Agreement, but only for such purposes as the context of this Agreement may require. The provisions of this Agreement shall not in any event be construed so as to enlarge or diminish the rights of the Selling Parties or Buyer under the Acquisition Agreement. The basis for any claim for indemnification, and any limitations thereon, shall
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be governed by the Acquisition Agreement, which shall be controlling between
Buyer and the Phillips Payee for all purposes of this Agreement and shall be applicable between the Phillips Payee and Buyer to the extent inconsistent with the provisions hereof. Capitalized terms used and not defined herein have the meanings given to them in the Acquisition Agreement.

          2.   APPOINTMENT OF ESCROW AGENT.  Escrow Agent is hereby appointed to
               ---------------------------
act as escrow agent in accordance with the terms hereof, and Escrow Agent hereby accepts such appointment. Escrow Agent shall have all the rights, powers, duties and obligations provided herein.

          3.   DEPOSIT OF THE FUNDS. Buyer shall deliver to the Escrow Agent all
               --------------------
payments required to be so delivered under the Escrow Funding Note in accordance with the terms of the Escrow Funding Note and the Acquisition Agreement (the "Tier I Funds"). Escrow Agent shall hold the Tier I Funds, and any accrued interest or earnings thereon, in a form of interest-bearing escrow account (the "Escrow Account"). The amount in the Escrow Account at any time, including accrued interest and earnings on such amount, are referred to herein as the "Escrow Amount."

          Escrow Agent shall, pending the disbursement of any Tier I Funds pursuant to this Agreement, invest and reinvest the Escrow Amount from time to time in the name of Escrow Agent or its nominee as jointly instructed in writing by Buyer and the Phillips Payee. If Buyer and the Phillips Payee fail to instruct Escrow Agent to invest or reinvest the Escrow Amount or any portion thereof, the Escrow Agent shall invest the Escrow Amount or portion thereof in
(a) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, (b) certificates of deposit issued by commercial banks having a combined capital, surplus and undivided profits of not less than one hundred million dollars ($100,000,000), (c) repurchase agreements collateralized by securities issued by the United States of America or any agency thereof, or by any private corporation the obligations of which are guaranteed by the full faith and credit of the United States of America, (d) prime bankers' acceptances, (e) commercial paper issued by the parent corporation of any commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any person rated at least AA or the equivalent thereof by Standard & Poor's Ratings Services or at least Aa3 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such person, (f) money market funds investing in any of the above, or (g) other investments of equal or greater security and liquidity.

          4.   FEES AND EXPENSES.  In consideration of the acceptance of this
               ------------------
Agreement by Escrow Agent (as evidenced by its

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signature below), the Phillips Payee and Buyer agree, for themselves and their successors and assigns, to pay Escrow Agent its charges, fees, and expenses as contemplated by this Agreement and set forth on Exhibit B to this Agreement. The Phillips Payee and Buyer shall each pay one-half of all such charges, fees and expenses. Such amount is intended as compensation for Escrow Agent's ordinary services as contemplated by this Agreement and shall be paid as described above. In the event Escrow Agent renders services not provided for in this Agreement, Escrow Agent shall be entitled to receive from the Phillips Payee and Buyer reasonable compensation and reasonable costs, if any, for such extraordinary services, and such compensation and costs shall be borne equally by the Phillips Payee and Buyer. If any amounts due to Escrow Agent under this Agreement shall remain unpaid for more than 30 days after receipt by Phillips and Buyer of a notice from Escrow Agent requesting payment of such amounts, Escrow Agent may withhold such unpaid amounts from the Escrow Amount.

          5.   APPLICATION OF ESCROW ACCOUNT. The purposes of the Escrow Account
               -----------------------------
shall be, and the Escrow Amount shall be applied:

          (a) to pay any loss, liability, claim, obligation, damage or deficiency for which the Selling Parties have agreed to indemnify Buyer pursuant to Section 9.12 of the Acquisition Agreement, subject to the provisions of Section 2.2.3(b) and the limitations provided in Sections 9.14.4, 9.14.6 and 9.16 of the Acquisition Agreement; and

          (b) to pay to Buyer up to a maximum aggregate amount of $1,000,000 in connection with a reduction of the Purchase Price as provided in Section 2.2.3(b)(iv) of the Acquisition Agreement.

          6.   ESCROW AMOUNT NOT EXCLUSIVE REMEDY.  Subject to the limitations
               ----------------------------------
contained in the Acquisition Agreement, the availability of the Escrow Amount in the Escrow Account for the payment of losses under Section 5 of this Agreement shall not limit in any way or restrict any other remedies available to Buyer under the Acquisition Agreement for payment in respect of such losses.

          7.   ASSERTION OF CLAIMS BY BUYER.  From time to time during the term
               ----------------------------
of this Agreement, Buyer may assert any claim (each, a "Claim") for payment to the extent of the Escrow Amount and may demand satisfaction thereof from the Escrow Account. To assert a Claim, Buyer shall deliver a written notice to each of Escrow Agent and Phillips stating the amount of the Claim in dollars if such amount is ascertainable (a "Liquidated Claim"), the basis of such Claim in general terms and the date such notice is being sent (such notice, a "Certificate of Claim"). If Buyer cannot ascertain the dollar amount of any such Claim (an "Unliquidated Claim"), then to assert such Claim, Buyer shall

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deliver to each of Escrow Agent and Phillips a written notice stating Buyer's estimate of the anticipated maximum amount of such Claim, the basis of such Claim in general terms and the date such notice is being sent (such notice, a "Notice of Expected Claim"). The date appearing on a Certificate of Claim or Notice of Expected Claim as the date such notice was sent is referred to herein as the "Notice Date".

          8.   SETTLEMENT OF CLAIMS.  Claims asserted by Buyer in the manner set
               --------------------
forth in Section 7 hereof shall be settled in whole or in part, and in one or more installments, in accordance with the provisions of this Section 8.

          (a)  Liquidated Claims.  Escrow Agent, without concerning itself with
               -----------------
     Buyer's explanation as to the basis for any Liquidated Claim, may disburse the Escrow Amount or any portion thereof to Buyer to settle any such Liquidated Claim asserted by Buyer as follows:

               (i) Upon receipt by Escrow Agent of a written instruction executed by Phillips and Buyer; or

               (ii) Forty-five (45) days after the Notice Date of a Liquidated Claim delivered by Buyer pursuant to Section 7, provided that the following conditions have been satisfied:

                    (A) Buyer shall have delivered to Escrow Agent a Certificate of Claim;

                    (B) Buyer shall have delivered to Escrow Agent an affidavit of mailing or certification stating that Buyer has delivered to Phillips a Certificate of Claim with respect to such Liquidated Claim;

                    (C) Escrow Agent shall have delivered a written notice to Phillips of Escrow Agent's intention to disburse the Escrow Amount or portion thereof pursuant to such Certificate of Claim at least ten (10) days in advance of the disbursement; and

                    (D) Escrow Agent shall not have received from Phillips a written objection to the disbursement (an "Objection").

     Any Objection by Phillips shall include a statement in reasonable detail of Phillips' basis for the Objection, and Phillips shall deliver a copy of any Objection to Buyer. If Phillips delivers to Escrow Agent an Objection prior to the

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

     satisfaction of such Liquidated Claim from the Escrow Amount, such Liquidated Claim (a "Disputed Liquidated Claim") shall remain pending until resolved as provided herein, and Escrow Agent, without concerning itself as to the grounds for such Objection, shall not disburse the Escrow Amount or any portion thereof to satisfy such Disputed Liquidated Claim. If after receiving an Objection from Phillips, Escrow Agent receives (1) the written consent of Phillips to the disbursement by Escrow Agent of the amount of such Disputed Liquidated Claim, (2) a written agreement executed by Buyer and Phillips revising the amount of such Disputed Liquidated Claim and instructing Escrow Agent to disburse to Buyer such revised amount, (3) a judgment, order or award of a court of competent jurisdiction or arbitrator or administrative judge deciding such Claim has been rendered, as evidenced by a certified copy of such judgment, order or award ("Original Judgment"), or (4) a written notice from an arbitrator selected pursuant to the provisions of Section 9.18.2 of the Acquisition Agreement ("Arbitrator") stating that the Disputed Liquidated Claim has been resolved and stating the resolution of such Disputed Liquidated Claim, then Escrow Agent shall be authorized to and shall promptly disburse the Escrow Amount or portion thereof in accordance with such documents. Notwithstanding the foregoing, in connection with clause (3) of the previous sentence, if the Original Judgment is reversed or modified on appeal, the Buyer shall repay the Escrow Agent, or, in the event this Agreement is terminated in accordance with Section 11, the Phillips Payee, any amounts received by the Buyer from the Escrow Agent as a result of the Original Judgment.

          (b)  Unliquidated Claims.  Upon receipt by Escrow Agent of a written
               -------------------
     instruction of settlement executed by both Buyer and Phillips which sets forth an agreement or settlement of an Unliquidated Claim, then Escrow Agent shall be authorized to and shall promptly disburse the Escrow Amount in accordance with such written instruction.

     Any Unliquidated Claim which is not settled by a joint instruction of Buyer and Phillips shall remain pending until resolved pursuant to Section 8(c), or, if earlier, at such time as the amount of the Unliquidated Claim becomes fully liquidated and known. At such time as any Unliquidated Claim becomes fully liquidated and known, it shall be settled in accordance with the procedures for the settlement of Liquidated Claims set forth in Section 8(a).

          (c)  Resolution of Claims.  Any Disputed Liquidated Claim or any
               --------------------
     disputes regarding Unliquidated Claims which cannot be resolved by Buyer and Phillips shall be finally resolved pursuant to Section 9.18.2 of the Acquisition Agreement. The Arbitrator shall, upon resolving or settling any Disputed

     Liquidated Claim or Unliquidated Claim pursuant to this Section 8(c), deliver written notice of such resolution or settlement to Escrow Agent, Phillips and Buyer. If the Arbitrator's resolution or settlement concludes that Buyer is entitled to receive any payment from the Escrow Amount, the Arbitrator shall deliver written instructions to Escrow Agent to disburse to Buyer the amount of such payment from the Escrow Amount. Promptly after receiving any such notice from the Arbitrator, Escrow Agent shall disburse such amount to Buyer.

          9.   ASSERTION OF EARLY RELEASE.  Pursuant to Section 2.2.3(b) of the
               --------------------------
Acquisition Agreement, in certain instances the Escrow Agent shall disburse a portion of the Escrow Amount (each, a "Disbursement") from the Escrow Account to the Phillips Payee prior to the Stated Termination Date (as defined in Section
11). To demand a Disbursement in accordance with Section 2.2.3(b), Phillips shall deliver written notice to each of Escrow Agent and Buyer stating the amount of the Disbursement, the basis of such Disbursement in general terms and the date such notice is being sent (each, a "Disbursement Notice").

          10.  SETTLEMENT OF EARLY RELEASE DISPUTES.  Disbursements requested by
               ------------------------------------
Phillips under Section 9 hereof shall be made in accordance with the provisions of this Section 10 as follows:

          (a)  Disbursements.  Escrow Agent, without concerning itself with
               -------------
     Phillips' explanation as to the basis for the Disbursement, may disburse the requested Disbursement to Phillips as follows:

               (i) Upon receipt by Escrow Agent of a written instruction executed by the Phillips Payee and Buyer; or

               (ii) Thirty (30) days after the Escrow Agent's receipt of a Disbursement Notice delivered by Phillips pursuant to Section 9, provided that the following conditions have been satisfied:

                    (A) Phillips shall have delivered to Escrow Agent an affidavit of mailing or certification stating that Phillips has delivered to Buyer a Disbursement Notice with respect to such Disbursement;

                    (B) Escrow Agent shall have delivered written notice to Buyer of Escrow Agent's intention to disburse the Escrow Amount or portion thereof pursuant to such Disbursement Notice at least ten (10) days in advance of the Disbursement; and

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

                    (C) Escrow Agent shall not have received from Buyer a written opposition to the Disbursement (an "Opposition").

     Any Opposition by Buyer shall include a statement in reasonable detail of Buyer's basis for the Opposition, and Buyer shall deliver a copy of any Opposition to Phillips. If Buyer delivers to Escrow Agent an Opposition prior to the Disbursement, Escrow Agent, without concerning itself as to the grounds for such Opposition, shall not make such Disbursement (a "Disputed Disbursement") until resolved as provided herein. If after receiving an Opposition from Buyer, Escrow Agent receives (1) the written consent of Buyer to the Disbursement by Escrow Agent, (2) a written agreement executed by Phillips and Buyer revising the amount of such Disbursement and instructing Escrow Agent to disburse to Phillips such revised amount, (3) a judgment, order or award of a court of competent jurisdiction or arbitrator or administrative judge deciding such claim has been rendered, as evidenced by a certified copy of such judgment, order or award ("Original Judgment"), or (4) a written notice from an arbitrator selected pursuant to the provisions of Section 9.18.2 of the Acquisition Agreement (the "Arbitrator") stating that the Disputed Disbursement has been resolved and stating the resolution of such Disputed Disbursement, then Escrow Agent shall be authorized to and shall make the Disputed Disbursement or portion thereof to the Phillips Payee in accordance with such documents. Notwithstanding the foregoing, in connection with clause
     (3) of the previous sentence, if the Original Judgment is reversed or modified on appeal, Phillips shall repay the Escrow Agent any amounts received by Phillips from the Escrow Agent as a result of the Original Judgment.

          11.  TERMINATION AND RELEASE OF ESCROW AMOUNT.  Subject to earlier
               ----------------------------------------
disbursement of all or a portion of the Escrow Amount as provided herein, Escrow Agent shall hold the Escrow Amount in escrow until the later of (a) October 15, 1998 ("Stated Termination Date") or (b) the date on which all Liquidated and Unliquidated Claims asserted on or prior to October 15, 1998 by Buyer have been settled or resolved in accordance with the provisions of this Agreement, and the full amount of all payments to Buyer required thereby have been disbursed to Buyer (the "Final Settlement Time"). Immediately after the Final Settlement Time, Escrow Agent shall disburse the remaining Escrow Amount in the Escrow Account to the Phillips Payee and the escrow shall terminate; provided, however, that if at any time prior to the Final Settlement Time the Escrow Amount shall equal zero, then the escrow shall terminate at such earlier time.

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

          12.  RECOVERY OF ATTORNEYS' FEES AND COURT COSTS.  In the event of any
               -------------------------------------------
controversy arising out of the subject matter of this Agreement, the prevailing party in such controversy shall be entitled to recover its reasonable attorneys' fees, and other reasonable costs and expenses, including all amounts paid to or on behalf of Escrow Agent, incurred in connection with such controversy. If Buyer is entitled to reimbursement of such fees, costs and expenses, it may recover them from the Escrow Amount, but its rights and remedies shall not be limited to the Escrow Amount. To recover such amount from the Escrow Amount, Buyer shall deliver to Escrow Agent a copy of the adjudication resulting from such controversy in which it was the prevailing party and a self-certified statement of its fees, costs and expenses, and Escrow Agent shall be authorized to disburse to Buyer the total amount thereof. If the Phillips Payee is entitled to reimbursement of such fees, costs and expenses, Phillips shall deliver to Buyer a self-certified statement of its fees, costs and expenses and Buyer shall promptly reimburse such amount to the Phillips Payee.

          13.  NO DOUBLE INDEMNIFICATION.  The parties hereto hereby acknowledge
               -------------------------
that in no event shall Buyer or its Affiliates be entitled to all or any portion of the Escrow Amount in connection with indemnification pursuant to (a) Section
9.12 of the Acquisition Agreement based upon any matters for which Buyer or its Affiliates received indemnification under the Secondary Agreement or (b) Section
9.12 of the Secondary Agreement based upon any matter for which Buyer or its Affiliates received indemnification under the Acquisition Agreement.

          14.  LIMITATIONS ON LIABILITY OF ESCROW AGENT.
               ----------------------------------------

          (a) Escrow Agent may act upon any written notice, certificate, instrument, request, waiver, consent, paper, or other document that Escrow Agent in good faith reasonably believes to be genuine and to have been made, sent, signed, prescribed, or presented by the proper person or persons. Escrow Agent shall not be liable for any action taken or omitted by it in connection with the performance of its duties and obligations hereunder, except for its own gross negligence or willful misconduct. Escrow Agent shall be under no obligation to institute or defend any action, suit or legal proceeding in connection with this escrow or this Agreement unless it is indemnified to its satisfaction by the party or parties who desire that it undertake such action.

          (b) Escrow Agent shall be under no obligation or liability for failure to inform Buyer or Phillips regarding any transaction or facts within Escrow Agent's knowledge, even though the same may concern the matters described herein, provided they do not prevent or interfere with Escrow Agent's compliance with this Agreement, nor shall Escrow Agent be liable for the sufficiency, correctness or genuineness as to form, manner of execution or validity of any instrument deposited, nor as to identity, authority, or rights of any person executing the same, except as above provided.

          (c) Should Escrow Agent during or after the term of the escrow receive or become aware of any conflicting demands or claims with respect to the Escrow Amount or the rights of any of the parties hereto, or any money or property deposited herein or affected hereby, Escrow Agent shall have the right to discontinue any or all further acts on its part until such conflict is resolved to its and the parties' satisfaction, and Escrow Agent shall have the further right to commence or defend any action or proceeding for the determination of such conflict. In the event Escrow Agent should file suit in interpleader, it shall be fully released and discharged from all further obligations under this Agreement.

          (d) Escrow Agent may consult with legal counsel satisfactory to it in connection with any dispute, the construction of any provision of this Agreement or the duties and obligations of Escrow Agent under this Agreement.

          (e) In the event Escrow Agent becomes involved in arbitration or litigation in connection with this Agreement, Phillips, Payee and Buyer, jointly and severally, agree to indemnify and hold Escrow Agent harmless from all losses, costs, damages, expenses, liabilities, judgments and attorneys' fees suffered or incurred by Escrow Agent as a result thereof, except that this indemnity obligation shall not apply to any arbitration or litigation in which relief is obtained for the gross negligence or willful misconduct of Escrow Agent.

          (f) Escrow Agent shall not be responsible for the sufficiency of the form, execution, validity or genuineness of notices, documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein nor shall Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

          (g) The duties and responsibilities of Escrow Agent shall be limited to those expressly set forth in this Agreement, provided, however, that with Escrow Agent's written consent, the duties and responsibilities in this Agreement may be amended at any time or times by an instrument in writing signed by the Phillips Payee and Buyer. Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other person, firm or corporation, except such notices or instructions as are hereinabove provided for.

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

          (h) Except for the provisions of this Agreement, the Escrow Agent is not required to be familiar with the provisions of any other instrument or agreement and shall not be charged with any responsibility or liability in connection with the observance or non-observance by anyone of the provisions of any such other instrument or agreement.

          15.  RELEASE OF ESCROW AGENT.  The retention and distribution of the
               -----------------------
Escrow Amount in accordance with the terms and provisions of this Agreement shall fully and completely release Escrow Agent from any obligations or liabilities assumed under this Agreement with respect to the Escrow Amount.

          16.  RESIGNATION AND REMOVAL OF ESCROW AGENT.  Escrow Agent or any
               ---------------------------------------
successor to it may resign and be discharged of its duties and obligations hereunder by delivering written notice to Buyer and Phillips specifying the effective date of such resignation, which date shall not be earlier than 30 days following the receipt by Buyer and Phillips of the notice of resignation. Such resignation shall take effect on the date specified in the notice of resignation, unless a successor escrow agent has been appointed in accordance with the provisions of Section 17 and has accepted such appointment, in which case such resignation shall take effect immediately upon receipt by such successor escrow agent of the Escrow Amount. Escrow Agent may be removed by the joint action of Buyer and Phillips, with or without cause, at any time upon 60 days' prior written notice to Escrow Agent, which notice may be waived by Escrow Agent.

       Notwithstanding any resignation or removal of Escrow Agent pursuant to this Section 15, Escrow Agent shall continue to serve in its capacity as escrow agent until (i) a successor escrow agent is appointed in accordance with the provisions of Section 17 and has accepted such appointment and (ii) the Escrow Amount has been transferred to and received by such successor escrow agent. Buyer and Phillips shall promptly take the necessary action to appoint a successor escrow agent in accordance with the provisions of Section 17.

          17.  APPOINTMENT OF SUCCESSOR ESCROW AGENT.  If at any time Escrow
               -------------------------------------
Agent shall resign, be removed or otherwise become incapable of acting as escrow agent pursuant to this Agreement, or if at any time a vacancy shall occur in the office of Escrow Agent for any other cause, a successor escrow agent that meets the qualifications set forth in Section 18 shall be appointed by Buyer, with the written consent of Phillips, which consent may not be unreasonably withheld, by a written instrument delivered to the successor escrow agent. If no successor escrow agent has been appointed at the effective date of resignation or removal of Escrow Agent or within 30 days after the time Escrow Agent became incapable of acting or a vacancy occurred in the office of escrow agent, any party hereto may petition a court of competent jurisdiction for an appointment of a successor escrow agent and Escrow Agent shall have the right to refuse to make any payments from the Escrow Amount until a successor escrow agent is appointed and has accepted such appointment. Upon the appointment and acceptance of any successor escrow agent hereunder, Escrow Agent shall transfer the Escrow Amount to its successor. Upon receipt by the successor escrow agent of the Escrow Amount, Escrow Agent shall be discharged from any continuing duties or obligations under this Agreement and the successor escrow agent shall be vested with all rights, powers, duties and obligations of Escrow Agent under this Agreement.

          18.  ESCROW AGENT QUALIFICATIONS.  Escrow Agent shall at all times be
               ---------------------------
a bank, savings and loan association or trust company in good standing, organized and doing business under the laws of the United States or a state of the United States, having combined capital and surplus of not less than One Hundred Million Dollars ($100,000,000) and shall be authorized under the laws governing its organization to exercise corporate trust powers and shall be authorized under such laws and the laws of the State of California to enter into and perform this Agreement. If Escrow Agent shall at any time cease to have the foregoing qualifications, Escrow Agent shall give notice of resignation to Buyer and Phillips as provided in Section 16, and Phillips and Buyer agree to thereupon promptly appoint a qualified successor escrow agent in accordance with
Section 16.

          19.  PARTIES IN INTEREST.  This Agreement shall be binding upon and
               -------------------
inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever by, under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to, or to confer any right of subrogation or action over against, any party to this Agreement.

          20.  NOTICES.  All notices or other communications required or
               -------
permitted hereunder shall be in writing and shall be given or made by personal delivery, or by a nationally recognized courier service for overnight delivery.

     IF TO PHILLIPS OR THE PHILLIPS PAYEE, ADDRESSED TO:

                    PHILLIPS COLLEGES, INC.
                    ONE HANCOCK PLAZA, SUITE 1408
                    GULFPORT, MISSISSIPPI  39501
                    ATTENTION:  JOSEPH A. BONDI, PRESIDENT AND
                                CHIEF EXECUTIVE OFFICER

     WITH A COPY TO:

                    ALVAREZ & MARSAL, INC.
                    885 THIRD AVENUE
                    SUITE 1700
                    NEW YORK, NEW YORK  10022-4802
                    ATTENTION:  JOSEPH A. BONDI

     WITH A COPY TO:

                    DOW, LOHNES & ALBERTSON PLLC
                    1200 NEW HAMPSHIRE AVENUE, N.W., SUITE 800
                    WASHINGTON, D.C.  20036-6802
                    ATTENTION:  LISA C. BUREAU, ESQ.

     IF TO BUYER, ADDRESSED TO:

                    CORINTHIAN COLLEGES, INC.
                    1932 EAST DEERE, SUITE 210
                    SANTA ANA, CALIFORNIA 92705
                    ATTENTION: DAVID MOORE, PRESIDENT

     WITH A COPY TO:

                    O'MELVENY & MYERS LLP
                    610 NEWPORT CENTER DRIVE, SUITE 1700
                    NEWPORT BEACH, CALIFORNIA 92660
                    ATTENTION: DAVID A. KRINSKY, ESQ.

     IF TO ESCROW AGENT, ADDRESSED TO:

                    WELLS FARGO BANK, N.A.
                    CORPORATE TRUST ADMINISTRATION
                    707 WILSHIRE BOULEVARD, MAC 2818-111
                    LOS ANGELES, CALIFORNIA 90017
                    ATTENTION: ELADIA BURGOS


or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective and received (i) on the actual receipt thereof in the case of hand delivery, or (ii) on the next business day after deposit in the case of notices by nationally recognized overnight courier services. As used herein, notice to a party shall include concurrent notice to that party's counsel as set forth herein.

          21.  AMENDMENTS; WAIVERS.  This Agreement may be amended only by an
               -------------------
agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound, and then only to the specific purpose, extent and instance so provided.

          22.  COUNTERPARTS.  This Agreement and any other agreement (or
               ------------
document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts of this Agreement have been signed by each party and delivered to the other parties.

          23.  ASSIGNMENT; SUCCESSORS AND ASSIGNS.  The rights and obligations
               ----------------------------------
of each party under this Agreement may not be assigned without the prior written consent of all other parties. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the respective parties.

          24.  GOVERNING LAW.  This Agreement and the legal relations among the
               -------------
parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State without regard to conflicts of law doctrines.

          25.  INTEGRATION.  This Agreement, the Acquisition Agreement and the
               -----------
Secondary Agreement and the other Ancillary Agreements constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings with respect thereto.

          26.  SEVERABILITY.  If any provision of this Agreement is held invalid
               ------------
by any court, governmental agency or regulatory body, the other provisions shall remain in full force and effect.

          27.  HEADINGS.  The descriptive headings of the Sections of this
               --------
Agreement are for convenience only and do not constitute a part of this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on the day and year first above written.

                                   "PHILLIPS PAYEE"

                                   PHILLIPS COLLEGES, INC., A MISSISSIPPI
                                     CORPORATION, FOR ITSELF AND/OR AS
                                     AGENT FOR CERTAIN SUBSIDIARIES OR
                                     ANY OTHER PARTIES AS DESIGNATED BY
                                     PHILLIPS


                                   By [SIGNATURE ILLEGIBLE]
                                     -------------------------------------------


                                   "BUYER"

                                   CORINTHIAN COLLEGES, INC., A DELAWARE
                                     CORPORATION


                                   By  /s/ David G. Moore
                                     -------------------------------------------

                                   By___________________________________________



                                   "ESCROW AGENT"

                                   WELLS FARGO BANK, N.A.


                                   By [SIGNATURE ILLEGIBLE]
                                     --------------------------------

                                   Its VICE PRESIDENT
                                      -------------------------------


                                   By [SIGNATURE ILLEGIBLE]
                                     --------------------------------

                                   Its ASST. VICE PRESIDENT
                                      -------------------------------

                                   EXHIBIT A

                                PHILLIPS PAYEES


1.   Blair Business College, Inc. (a Colorado corporation)

2.   Phillips College of Denver, Inc. (a Colorado corporation)

3.   TO-BA Corporation (a Nevada corporation)

4.   Phillips College of Los Angeles, Inc. (a California corporation)

5. Phillips Educational Services of New York City, Inc. (a New York corporation)

6. Phillips Educational Group of Pennsylvania, Inc. (a Pennsylvania corporation)

7.   Phillips Educational Group of Portland, Inc. (an Oregon Corporation)

8.   Rochester Business Institute, Inc. (a New York corporation)

9.   Phillips Educational Group of Utah, Inc. (a Utah corporation)

10.  Phillips Educational Group of Missouri, Inc. (a Missouri corporation)

11.  Phillips Educational Group of Central Florida, Inc. (a Florida corporation)

                                   EXHIBIT B
                               ESCROW AGENT FEES

                                   $3,000.00

                                      B-1